Exhibit 23(p)(i) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED UTILITY FUND, INC. and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.



SIGNATURES                                           TITLE                                                     DATE



/s/ John F. Donahue                                  Chairman                                         April 8, 1999
-------------------------------------------------
John F. Donahue                                        (Chief Executive Officer)



/s/ Richard B. Fisher                                President                                        April 8, 1999
-------------------------------------------------
Richard B. Fisher



/s/ J. Christopher Donahue                           Executive Vice President                         April 8, 1999
-------------------------------------------------
J. Christopher Donahue                               and Director


/s/ Richard J. Thomas                                Treasurer
Richard J. Thomas                                    (Principal Financial and                         April 8, 1999
                                                     Accounting Officer


/s/ Thomas G. Bigley                                 Director                                         April 8, 1999
-------------------------------------------------
Thomas G. Bigley



/s/ Nicholas P. Constantakis                         Director                                         April 8, 1999
-------------------------------------------------
Nicholas P. Constantakis



/s/ John T. Conroy, Jr.                              Director                                         April 8, 1999
-------------------------------------------------
John T. Conroy, Jr.






SIGNATURES                                           TITLE                                                     DATE



/s/ Lawrence D. Ellis, M.D.                          Director                                         April 8, 1999
Lawrence D. Ellis, M.D.



/s/ Peter E. Madden                                  Director                                         April 8, 1999
-------------------------------------------------
Peter E. Madden



/s/ John E. Murray, Jr.                              Director                                         April 8, 1999
-------------------------------------------------
John E. Murray, Jr.



/s/ Marjorie P. Smuts                                Director                                         April 8, 1999
-------------------------------------------------
Marjorie P. Smuts




Sworn to and subscribed before me this 8 day of April, 1999




/s/Cheri S. Good
Notarial Seal
Cheri S. Good, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Nov. 19, 2001
Member, Pennsylvania Association of Notaries